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                                                                    Exhibit 23.1






          CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-56656) of John Alden Financial Corporation of our report dated June 24, 1998 appearing on page 3 of the Annual Report of the John Alden Employee Savings Incentive Plan on Form 11-K for the year ended December 31, 1997.




/s/ Price Waterhouse LLP
------------------------
PRICE WATERHOUSE LLP

Miami, Florida
June 24, 1998


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